*000000000071150075%0960%08182022%000000000000000* CHANGE IN TERMS AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $40,000,000.00 10-06-2021 10-06-2023 71150075 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: LOLLICUP USA INC., A CALIFORNIA CORPORATION 6185 KIMBALL AVENUE CHINO, CA 91708 Lender: HANMI BANK CORPORATE BANKING CENTER I 933 S. VERMONT AVE., 2ND FLOOR LOS ANGELES, CA 90006 Principal Amount: $40,000,000.00 Date of Agreement: August 18, 2022 DESCRIPTION OF EXISTING INDEBTEDNESS. A loan evidenced by that certain Promissory Note executed by Borrower in the original principal amount of $40,000,000.00, dated October 6, 2021, (“Note”), together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the Note or Credit Agreement. DESCRIPTION OF COLLATERAL. Collateral as described in the Commercial Security Agreement dated October 6, 2021, executed by Grantor in favor of Lender (“Commercial Security Agreement”). DESCRIPTION OF CHANGE IN TERMS. Standby Letter of Credit Sub-limit of $2,000,000.00 is hereby added. See below detail. Notwithstanding anything to the contrary herein contained, in no event shall the aggregate outstanding balance of: 1. The aggregated outstanding balance of Standby Letter of Credit cannot exceed $2,000,000.00. 2. The aggregated outstanding balance of Working Capital Advances cannot exceed $40,000,000.00. 3. The combined outstanding balance of Standby Letter of Credit and Working Capital Advances cannot exceed an aggregate amount of $40,000,000.00. CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. COUNTERPARTS. This agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of a signature page to, or an executed counterpart of, this agreement by facsimile, email transmission of a scanned image, DocuSign, or other electronic means, shall be effective as delivery of an originally executed counterpart. The words “execution,” “signed,” “signature,” and words of like import in this agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary. PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT. CHANGE IN TERMS SIGNERS: LOLLICUP USA INC., A CALIFORNIA CORPORATION By: ALAN YU, President of LOLLICUP USA INC., A CALIFORNIA CORPORATION By: MARVIN CHENG, Secretary of LOLLICUP USA INC., A CALIFORNIA CORPORATION

CHANGE IN TERMS AGREEMENT (Continued)Loan No: 71150075 Page 2 LENDER: HANMI BANK X Authorized Signer LaserPro, Ver. 21.2.10.008 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - CA f:\NOTE\CFI\LPL\D20C.FC TR-34919 PR-BLOCUCC